UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2026 (February 12, 2026)

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8436

Richmond, VA 23226

(Address of principal executive offices)

(804) 338-7708

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry Into a Material Definitive Agreement.

As previously reported, wholly-owned subsidiaries (the “Borrower”) of Medalist Diversified Holdings, LP, a Maryland limited partnership and the operating partnership (the “Operating Partnership”) of Medalist Diversified REIT, Inc. (the “Company”) entered into a Credit Agreement, dated as of June 13, 2022 (the “Credit Agreement”), with Well Fargo Bank, National Association (the “Lender”), for a term loan (the “Term Loan”). On February 13, 2026, in connection with the disposition of the Greenbrier Business Center Property (as defined and described below), the Borrower, the Company and the Lender entered into the Fourth Amendment to the Credit Agreement (the “Credit Agreement Amendment), the Second Amended and Restated Term Note (the “Amended Term Note”), the Release of Guarantor (the “Release of Guarantor) and the Operating Partnership entered into the Continuing Guaranty (the “Guaranty” and together with the Credit Agreement Amendment, the Amended and Term Note and the Release of Guarantor, the “Amended Documents”). The Amended Documents make the following changes to the Credit Agreement:

●	Release the Company as a guarantor of payment of the Term Loan and replaces such guarantor with the Operating Partnership;
●	Reduces the monthly payment under the Term Loan from $103,348 to $30,000;
●	Removes the requirement that Borrower maintain liquid assets of not less than $1,500,000;
●	Removes as cross collateral for the Term Loan the Greenbrier Business Center Property; and
●	Removes MDR Greenbrier, LLC as a Borrower.

The foregoing description of the Credit Agreement Amendment, the Amended Term Note, the Release of Guarantor and the Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of the Credit Agreement Amendment, the Amended Term Note, the Release of Guarantor and the Guaranty, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Form 8-K filed with the Securities and Exchange Commission by the Company on October 28, 2025, on October 27, 2025, MDR Greenbrier, LLC, a Delaware limited liability company (the “Seller”), a wholly owned subsidiary of the Company, entered into a Purchase and Sale Agreement (the “Agreement”), with CLM Acquisitions, LLC, a Virginia limited liability company (the “Purchaser”), whereby the Purchaser agreed to acquire from the Seller the property located 1244 Executive Boulevard, Chesapeake, VA, 23320, commonly known as Greenbrier Business Center (the “Greenbrier Business Center Property”).

On February 13, 2026, 2025, the Company closed on the sale of the Greenbrier Business Center Property (the “Disposition”). The total sales price of the Greenbrier Business Center Property was $11,000,000. The sale was based on arm’s length negotiations with an unaffiliated purchaser. The Company used $7,000,000 from the proceeds from the sale of the Greenbrier Business Center Property to repay a portion of existing debt.

The foregoing description is only a summary of the material provisions of the Agreement and is qualified in its entirety by reference to the full text of the Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on 8-K filed on October 28, 2025 and incorporated by reference herein.

The unaudited pro forma condensed consolidated financial information of the Company, together with the related notes thereto, giving effect to the consummation of the Disposition and the consummation of prior dispositions, is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

ITEM 3.03	Material Modification to Rights of Security Holders.

On February 12, 2026, the Company’s board of directors (the “Board”) authorized termination of the Company’s REIT election which when terminated will be effective January 1, 2026. The restrictions on ownership and transfer of Shares (as defined the in the Company’s Articles of Incorporation) set forth in Article VI of the Company’s Articles of Incorporation, including, without limitation, the “Aggregate Share Ownership Limit,” as defined therein, no longer apply.

On February 17, 2026, the Company filed a Certificate of Notice (the “Certificate of Notice”) with the State Department of Assessments and Taxation of Maryland (“MSDAT”) reflecting the Board’s determination that it is no longer in the best interests of the Company to continue to qualify as a REIT and that therefore the Aggregate Share Ownership Limit will no longer be in effect.

The foregoing summary of the material terms of the Certificate of Notice does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Certificate of Notice which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 17, 2026, the Company amended its Articles of Incorporation and Bylaws solely to change the corporate name from “Medalist Diversified REIT, Inc.” to “Medalist Diversified, Inc.” effective March 2, 2026. A copy of the Company’s Articles of Amendment, as filed with the MSDAT, and the Company’s First Amendment to Bylaws, are attached hereto as Exhibits 3.2 and 3.3, respectively, and are incorporated herein by reference. Trading of the Company’s common stock on the Nasdaq Capital Market under the new name will begin on March 2, 2026 under the existing trading symbol “MDRR.”

ITEM 7.01	Regulation FD Disclosure.

On February 17, 2026, the Company issued a press release, a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The information, including the press release, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Notice, dated February 17, 2026
3.2	Articles of Amendment to the Articles of Incorporation of Medalist Diversified REIT, Inc., dated February 17, 2026
3.3	First Amendment to Bylaws, dated February 17, 2026
10.1	Fourth Amendment to Credit Agreement, dated February 13, 2026
10.2	Second Amended and Restated Term Note, dated February 13, 2026
10.3	Release of Guarantor, dated February 13, 2026
10.4	Continuing Guaranty, dated February 13, 2026
99.1	Unaudited Pro Forma Financial Statements
99.2	Press Release, dated February 17, 2026
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: February 17, 2026	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer